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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 5, 1997



                       THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                         001-10671                76-0319553
(State of Incorporation)         (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)


        15995 N. BARBER'S LANDING, SUITE 300
                   HOUSTON, TEXAS                                77079
      (Address of Principal Executive Offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 558-8080


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 5, 1997, The Meridian Resource Corporation, a Texas corporation (the "Company"), effected the acquisition of Cairn Energy USA, Inc., a Delaware corporation ("Cairn"), through a merger (the "Merger") of a wholly owned subsidiary of the Company with and into Cairn. The Merger was effected pursuant to an Agreement and Plan of Merger dated July 3, 1997 (the "Merger Agreement"), by and among the Company, C Acquisition Corp., a wholly owned Delaware subsidiary of the Company ("Sub"), and Cairn. Approximately 18.9 million shares of the Company's common stock, $.01 par value (the "Common Stock"), will be issued to the prior stockholders of Cairn as consideration for the acquisition. The principle followed in fixing the exchange ratio in the Merger was based on negotiations between the parties.

         Mr. Michael R. Gilbert, the former President and Chief Executive Officer of Cairn and a former director of Cairn, has been retained as a consultant to the Company for a term of two years.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         The financial statements of Cairn for the periods specified in Rule 3-05(b) of Regulation S-X, as previously filed with the Securities and Exchange Commission as part of Cairn' Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and Quarterly Report on Form 10-Q for the period ended June 30, 1997, are attached hereto and filed herewith as Exhibit 99.2 and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         Unaudited pro forma combined financial statements of The Meridian Resource Corporation for the periods specified in Article 11 of Regulation S-X are attached hereto and filed herewith as Exhibit 99.3 and are incorporated herein by reference. Such pro forma combined financial statements account for TMR's acquisition of Cairn as a pooling-of-interests.




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         (c)      Exhibits.

         2.1      -   Agreement and Plan of Merger dated as of July 3, 1997, by and among
                      The Meridian Resource Corporation, C Acquisition Corp. and Cairn
                      Corp (incorporated by reference to Exhibit No. 2.1 to Form 8-K, dated
                      July 3, 1997).

        23.1      -   Consent of Ernst & Young LLP with respect to the
                      financial statements of Cairn Energy USA, Inc.

        99.1      -   Press Release of the Company dated November 5, 1997, announcing the closing of the Merger.

        99.2      -   Audited Financial Statements of Cairn Energy U.S.A., Inc. as of and
                      for the fiscal years ended December 31, 1996 and 1995, and Unaudited
                      Financial Statements of Cairn Energy U.S.A., Inc. as of and for the six
                      months ended June 30, 1997.

        99.3      -   Unaudited Pro Form Combined Financial Statements of The Meridian
                      Resource Corporation as of and for six months ended June 30, 1997 and for the years ended December 31, 1996, 1995 and 1994
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MERIDIAN RESOURCE CORPORATION


                                                 /s/ LLOYD V. DELANO
Dated: November 13, 1997                    -----------------------------------
                                                     Lloyd V. DeLano
                                                     Vice President





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                               INDEX TO EXHIBITS


         Number                                      Exhibit
         ------                                      -------
         2.1      -        Agreement and Plan of Merger dated as of July 3, 1997, by and among The Meridian Resource Corporation, C Acquisition Corp.
                           and Cairn Corp (incorporated by reference to Exhibit No. 2.1 to
                           Form 8-K, dated July 3, 1997).

         23.1     -        Consent of Ernst & Young LLP with respect to the financial statements of Cairn Energy USA, Inc.

         99.1     -        Press Release of the Company dated November 5, 1997,
                           announcing the closing of the Merger.

         99.2     -        Audited Financial Statements of Cairn Energy U.S.A., Inc. as of
                           and for the fiscal years ended December 31, 1996 and 1995, and
                           Unaudited Financial Statements of Cairn Energy U.S.A., Inc. as of
                           and for the six months ended June 30, 1997.

         99.3     -        Unaudited Pro Form Combined Financial Statements of The Meridian
                           Resource Corporation as of and for six months ended June 30, 1997 and for the years ended December 31, 1996, 1995 and 1994